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                                                                   EXHIBIT 10.24

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (as same may be renewed, extended, modified, restated amended and/or rearranged, the "Fifth Amendment") dated as of August 6, 2002, is between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as "Borrower") and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                    RECITALS:

         A. Bank and Borrower entered into that certain Credit Agreement dated as of February 6, 2001 (the "Original Agreement"), as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2001 (the "First Amendment"), as amended by that certain Second Amendment to Credit Agreement dated as of November 30, 2001 (the "Second Amendment"), as amended by that certain Third Amendment to Credit Agreement dated as of January 31, 2002 (the "Third Amendment"), as amended by that certain Fourth Amendment to Credit Agreement dated as of April 30, 2002 (the "Fourth Amendment", together with the Original Agreement, the First Amendment, the Second Amendment, and the Third Amendment referred to hereafter as the Agreement).

         B. OilQuip Rentals, Inc., a Delaware corporation (the "Parent") ("OilQuip"), Munawar and Jayne Hidayatallah (the "Hidayatallahs") and Allis-Chalmers Company, a Delaware corporation ("Allis-Chalmers") each guaranteed to the Bank the payment and performance of certain indebtedness and obligations of Borrower to Bank.

         C. Borrower and Bank now desire to enter into this Fifth Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Fifth Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Fifth Amendment. It is hereby confirmed that the term "Agreement" includes the Agreement as amended by this Fifth Amendment.

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                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SECTION 1.1(f). Effective as of the date hereof, Section 1.1(f) of the Agreement is hereby amended to read in its entirety as follows:

                  "(f) CASH COLLATERAL ACCOUNT. Borrower shall maintain with Bank, and Borrower has heretofore granted and hereby grants to Bank a security interest in, a non-interest bearing deposit account (Account No. 4496863051 maintained at Wells Fargo Bank N.A.) over which Borrower shall have no control ("Cash Collateral Account") and into which the proceeds of all Borrower's accounts and other rights to payment in which Bank has a security interest shall be deposited immediately upon their receipt by Borrower, whether before or after an Event of Default. Bank shall, and Borrower hereby authorizes Bank to, apply all such proceeds immediately upon their receipt by Bank as a principal reduction on the Line of Credit, and the balance, if any, as an interest reduction on the Line of Credit."

         Section 2.2 AMENDMENT TO SECTION 1.5. Effective as of the date hereof,
Section 1.5 of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 1.5 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all principal, interest, and fees due under each credit subject hereto by charging Borrower's deposit account number 4496857319 with Bank Borrower's cash collateral account number 4496863051 with Wells Fargo Bank N.A., or any other deposit account maintained by Borrower with Bank or with Wells Fargo Bank N.A., for the full amount thereof. Should there be insufficient funds in any such deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower."

         Section 2.3 AMENDMENT TO SECTION 3.2(b). Effective as of the date hereof, Section 3.2(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) DOCUMENTATION. Bank shall have received a Borrowing Base Report in form and substance satisfactory to Bank, as well as all additional documents which may be required in connection with such extension of credit."

         Section 2.3 AMENDMENT TO SECTION 4.3. Effective as of the date hereof,
Section 4.3 of the Agreement is hereby amended to read in its entirety as follows:

         "SECTION 4.3 FINANCIAL STATEMENTS. Provide or cause to be provided to Bank all of the following, in form and detail satisfactory to Bank:

                  (a) not later than 90 days after and as of the end of each fiscal year, an audited financial statement of Borrower, prepared by a recognized independent accounting firm acceptable to Bank, to include consolidated balance sheets and consolidated statements of income, retained earnings and cash flow, in accordance with generally accepted accounting principles, together with an unqualified opinion and such firm's covenant compliance calculations, certified by a senior financial officer;

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                  (b) not later than 30 days after and as of the end of each calendar month, a financial statement of Borrower, prepared by Borrower, to include consolidated balance sheets and consolidated statements of income, retained earnings and cash flow, in accordance with generally accepted accounting principles, together with covenant compliance calculations, certified by a senior financial officer;

                  (c) not later than 25 days after and as of the end of each calendar month, a borrowing base certificate attached hereto as
         Schedule I, an aged listing of accounts receivable and accounts payable, and a reconciliation of accounts, and not later than 25 days after and as of each calendar month, a list of the names and addresses of all Borrower's account debtors; all of which Borrower shall deliver to Wells Fargo Bank Texas, National Association, 1000 Louisiana, 3rd Floor, Houston, Texas 77002, Attn: Scott Gildea;

                  (d) not later than 30 days after and as of the end of each calendar month, a financial statement of Allis-Chalmers, prepared by and certified by a senior financial officer of Allis-Chalmers, to include consolidated balance sheets and consolidated statements of income, retained earnings and cash flow, in accordance with generally accepted accounting principles;

                  (e) not later than 90 days after each calendar year, the financial statements of Munawar Hidayatallah and Jayne Hidayatallah, signed and certified to the Bank on Bank's form and such individuals' income tax returns for such year;

                  (f) contemporaneously with each annual and monthly financial statement of Borrower required hereby, a certificate of a senior financial officer of Borrower that said financial statements are accurate, showing the calculations confirming Borrower's compliance with all financial covenants and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

                  (g) not later than ninety (90) days after and as of the end of each fiscal year, audited consolidated and unaudited consolidating financial statements of Allis-Chalmers, prepared by a recognized independent accounting firm acceptable to Bank, to include consolidated balance sheets and consolidated statements of income, retained earnings and cash flow, in accordance with generally accepted accounting principles; and

                  (h) from time to time such other information as Bank may reasonably request."

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         Section 2.4 ADDITION OF SECTION 6.1(n). Effective as of the date hereof, Section 6.1(n) shall be added to the Agreement immediately following
Section 6.1(m) thereof and shall read in its entirety as follows:

                  "(n) Any default in the payment and performance of any obligation or any defined event of default under the terms of any document or instrument executed by any of you (or by Strata Directional Technology, Inc., and/or Jens Oil Field Services, Inc.) and Wells Fargo Credit, Inc., Wells Fargo Equipment Finance, Inc., Wells Fargo Energy Capital, Inc., and/or us including, without limitation, that certain:
         (i) Credit Agreement by and between Borrower and Wells Fargo Energy Capital, Inc., dated as of February 6, 2001; and any amendment, modification, and/or supplement thereof; (ii) Master Lease dated as of December 31, 2001, between Borrower and Wells Fargo Equipment Finance, Inc., and any amendments, modifications, and/or supplements thereof;
         (iii) Credit and Security Agreement by and between Jens' Oil Field Service, Inc. and Wells Fargo Credit, Inc., dated as of February 1, 2002, and any amendment, modification, and/or supplement thereof; and
         (iv) Credit and Security Agreement by and between Strata Directional Technology, Inc. and Wells Fargo Credit, Inc., dated as of February 1, 2002, and any amendment, modification, and/or supplement thereof."

         Section 2.4 ADDITION OF SECTION 6.1(O). Effective as of the date hereof, Section 6.1(o) shall be added to the Agreement immediately following
Section 6.1(n) thereof and shall read in its entirety as follow:

                  "(o) If Borrower shall fail to deliver a Subordination Agreement in form and substance satisfactory to Bank, executed by Munawar and Jayne Hidayatallah, Jens H. Mortensen, Bank, and Wells Fargo Credit, Inc., on or before August 16, 2002."

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank to enter into this Fifth Amendment and to continue to make the loans provided for in the Agreement, the Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of the Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Fifth Amendment, except for such changes in the facts represented and warranted as are not in violation of the Agreement and the Loan Documents.

         Section 3.2 COMPLIANCE WITH OBLIGATIONS. The Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by the Borrower prior to or at the time of delivery of this Fifth Amendment.

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         Section 3.3 DEFAULTS. There exists, and after giving effect to this
Fifth Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party.

         Section 3.4 NO AMENDMENTS. Nothing in Article 3 of this Fifth Amendment is intended to amend any of the representations or warranties of the Agreement.

                                    ARTICLE 4

                                   CONDITIONS

         The Bank has relied upon the representations and warranties contained in this Fifth Amendment in agreeing to the amendments and supplements to the Agreement set forth herein and the amendments and supplements to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, to the performance by the Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Fifth Amendment and to the following further conditions:

         Section 4.1 OFFICERS' CERTIFICATE. The Bank shall have received a certificate of the officers of the Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory to the Bank authorizing the Borrower (and such other parties as may be required by Bank) to execute the Loan Documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.2 ADDITIONAL DOCUMENTATION. The Borrower shall deliver to the Bank such additional approvals, opinions, consents, security agreements, supplemental security agreements, or documents as Bank may require.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Fifth Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Fifth Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents, the Line of Credit and the other instruments and agreements referred to therein are not amended, modified or affected by this Fifth Amendment.

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         Section 5.3 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Fifth Amendment shall be the date of execution indicated below.

         Section 5.4 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Fifth Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.5 COUNTERPARTS. This Fifth Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.6 FEES AND EXPENSES. Borrower will pay all fees and expenses incurred by Bank in connection with this Agreement and the transactions contemplated herein including, without limitation filing fees, search fees, and reasonable attorneys' fees.

         Section 5.7 ENTIRE AGREEMENT. THIS FIFTH AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIFTH AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS FIFTH AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIFTH AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 6 day of August 2002.

                                           BORROWER:

                                           MOUNTAIN COMPRESSED AIR, INC.


                                           By:   /s/ THEODORE F. POUND, III
                                                 ------------------------------
                                                 Theodore F. Pound, III
                                                 Vice President and Secretary


                                           BANK:

                                           WELLS FARGO BANK TEXAS,
                                           NATIONAL ASSOCIATION


                                           By:   /s/ SCOTT GILDEA
                                                 ------------------------------
                                                 Scott Gildea
                                                 Assistant Vice President


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


The Parent hereby consents and agrees to this Fifth Amendment and agrees that the OilQuip Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of the Parent, and shall continue to guarantee the indebtedness and obligations described in the OilQuip Guaranty as such guaranteed obligations are amended by this Fifth Amendment including, without limitation, such OilQuip Guaranty shall be enforceable against OilQuip in accordance with its terms.

                                              GUARANTOR:

                                              OilQuip Rentals, Inc.,
                                              a Delaware corporation


                                              By:  /s/ THEODORE F. POUND, III
                                                   -----------------------------
                                                   Theodore F. Pound, III
                                                   Vice President and Secretary


Munawar and Jayne Hidayatallah hereby jointly and severally consent and agree to this Fifth Amendment and agree that the Hidayatallah Guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Munawar and Jayne Hidayatallah, and shall continue to guaranty the indebtedness and obligations described in the Hidayatallah Guaranty as such guaranteed obligations are amended by this Fifth Amendment including, without limitation, such Hidayatallah Guaranty shall be enforceable against Munawar and Jayne Hidayatallah in accordance with its terms.

                                              GUARANTOR:



                                              /S/ MUNAWAR HIDAYATALLAH
                                              ---------------------------------
                                              Munawar Hidayatallah



                                              /S/ JAYNE HIDAYATALLAH
                                              ---------------------------------
                                              Jayne Hidayatallah

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

Allis-Chalmers consents and agrees to this Fifth Amendment and agrees to comply with and be bound by all of the terms hereof, and further agrees that its guaranty shall remain in full force and effect, shall continue to the be legal, valid, and binding obligations of Allis-Chalmers, and shall continue to guarantee the indebtedness and obligations described in its guaranty as such guaranteed obligations are amended by this Fifth Amendment including, without limitation, such guaranty shall be enforceable against Allis-Chalmers in accordance with its terms.

                                               GUARANTOR:

                                               Allis-Chalmers Company,
                                               a Delaware corporation


                                               By:  /s/ MUNAWAR HIDAYATALLAH
                                                    ---------------------------
                                                    Munawar Hidayatallah
                                                    Chief Executive Officer



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